UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2017

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive Spring, Texas	77389
(Address of principal executive offices)	(Zip Code)

(832) 796-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The information in this report provided under Item 2.02, including Exhibit 99.2 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SECTION 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On April 27, 2017, Southwestern Energy Company (the "Company") issued a press release announcing the Company's financial results for the first quarter ended March 31, 2017 (Exhibit 99.2).  The press release is being furnished as Exhibit 99.2.

SECTION 8 - Other Events

Item 8.01 Other Events.

On April 27, 2017, Southwestern Energy Company (the “Company”) called for redemption (the “Redemption”) of all (i) $37,991,000 aggregate principal amount outstanding of its 3.30% Senior Notes due 2018 (the “3.30% 2018 Notes”), (ii) $187,576,000 aggregate principal amount outstanding of its 7.50% Senior Notes due 2018 (the “7.50% 2018 Notes”) and (iii) $25,800,000 aggregate principal amount outstanding of its 7.15% Notes due 2018 (the “7.15% 2018 Notes” and, together with the 3.30% 2018 Notes and the 7.50% 2018 Notes, the “Notes”). The Redemption of each series of the Notes will be effected on May 30, 2017 at a redemption price that will be calculated pursuant to the formula set forth in the applicable indenture governing such series of the Notes.

The information contained in this report shall not constitute a notice of redemption of the Notes. The Redemption is being made solely pursuant to a formal notice of Redemption dated April 27, 2017, which is being delivered to holders of the Notes.

A copy of the press release describing the Redemption is filed herewith as Exhibit 99.1 and is incorporated herein by reference

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release announcing debt redemption dated April 27, 2017.
99.2	Press release announcing earnings dated April 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: April 27, 2017	By:	/s/ R. CRAIG OWEN
	Name:	R. Craig Owen
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release announcing debt redemption dated April 27, 2017.
99.2	Press release announcing earnings dated April 27, 2017.